Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jan. 31, 2022	Oct. 31, 2021	Jan. 31, 2021
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 137	$ 90	$ 136
Bifurcated embedded derivative liabilities	648	601	231
Other liabilities designated at FVTPL	$ 26	$ 51	$ 0